                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder European Equity Fund

Scudder International Select Equity Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolios

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Scudder European Equity Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder European Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	18.57%	-9.61%	17.32%	18.19%
Class B(a)	17.66%	-10.20%	16.51%	17.36%
Class C(a)	17.76%	-10.08%	16.60%	17.42%
Institutional Class+	18.69%	-9.36%	17.64%	18.52%
MSCI Europe Index++	24.16%	-6.21%	-1.29%	5.99%

Scudder European Equity Fund	1-Year	3-Year	Life of Class***
Investment Class+	18.36%	-9.54%	8.55%
MSCI Europe Index++	24.16%	-6.21%	-7.70%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

+ Institutional Class and Investment Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 10/31/03	$ 7.51	$ 7.44	$ 7.47	$ 19.35	$ 20.42
10/31/02	$ 6.47	$ 6.41	$ 6.43	$ 16.69	$ 17.61
Distribution Information: Twelve Months: Income Dividends	$ .14	$ .09	$ .09	$ .35	$ .41

Institutional Class Lipper Rankings* - European Region Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	100	of	160	63
3-Year	80	of	128	63
5-Year	1	of	79	2

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder European Equity Fund - Class A(c) [] MSCI Europe Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,175	$6,959	$20,947	$31,202
	Average annual total return	11.75%	-11.38%	15.94%	17.22%
Class B(c)	Growth of $10,000	$11,466	$7,189	$21,414	$31,465
	Average annual total return	14.66%	-10.42%	16.45%	17.36%
Class C(c)	Growth of $10,000	$11,659	$7,197	$21,341	$31,276
	Average annual total return	16.59%	-10.38%	16.37%	17.26%
MSCI Europe Index++	Growth of $10,000	$12,416	$8,250	$9,370	$15,177
	Average annual total return	24.16%	-6.21%	-1.29%	5.99%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder European Equity Fund - Institutional Class [] MSCI Europe Index++

Yearly periods ended October 31

Comparative Results*
Scudder European Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $250,000	$296,725	$186,200	$563,225	$843,525
	Average annual total return	18.69%	-9.36%	17.64%	18.52%
MSCI Europe Index++	Growth of $250,000	$310,400	$206,250	$234,250	$379,425
	Average annual total return	24.16%	-6.21%	-1.29%	5.99%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Comparative Results*
Scudder European Equity Fund		1-Year	3-Year	Life of Class***
Investment Class	Growth of $10,000	$11,836	$7,403	$13,718
	Average annual total return	18.36%	-9.54%	8.55%
MSCI Europe Index++	Growth of $10,000	$12,416	$8,250	$7,355
	Average annual total return	24.16%	-6.21%	-7.70%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on September 3, 1996. Index returns begin August 31, 1996.
*** Investment Class commenced operations on December 23, 1999. Index returns begin December 31, 1999.
a Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder European Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ The MSCI Europe Index is a total return index, reported in US dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Fund's performance was significantly impacted by gains from initial public offerings (IPOs) purchased in 2000 during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Scudder International Select Equity Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder International Select Equity Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	20.42%	-6.09%	9.58%	9.68%
Class B(a)	19.54%	-6.98%	8.63%	8.78%
Class C(a)	19.41%	-7.02%	8.61%	8.77%
Institutional Class+	20.61%	-6.03%	9.77%	9.94%
MSCI EAFE Index++	27.03%	-6.11%	-.22%	2.67%

Scudder International Select Equity Fund	1-Year	3-Year	Life of Class***
Investment Class+	20.41%	-6.29%	-.43%
MSCI EAFE Index++	27.03%	-6.11%	-5.32%

Scudder International Select Equity Fund	1-Year	3-Year	Life of Class****
Premier Class+	20.84%	-5.83%	-11.14%
MSCI EAFE Index++	27.03%	-6.11%	-7.95%

Sources: Lipper Inc. and Deutsche Asset Management Inc.

+ Institutional Class, Investment Class and Premier Class shares are not subject to sales charges.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class	Premier Class
Net Asset Value:
10/31/03	$ 9.08	$ 8.87	$ 8.86	$ 15.77	$ 16.01	$ 16.02	$ 15.92
7/1/03 (commencement of operations for Class R)++	-	-	-	-	$ 13.71	-	-
10/31/02	$ 7.56	$ 7.42	$ 7.42	$ 13.14	-	$ 13.35	$ 13.28
Distribution Information: Twelve Months:
Income Dividends	$ .02	-	-	$ .03	-	$ .07	$ .11

Institutional Class Lipper Rankings* - International Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	566	of	835	68
3-Year	238	of	637	38
5-Year	17	of	478	4

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder International Select Equity Fund - Class A(c) [] MSCI EAFE Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,350	$7,805	$14,893	$20,612
	Average annual total return	13.50%	-7.93%	8.29%	8.92%
Class B(c)	Growth of $10,000	$11,654	$7,966	$15,055	$20,395
	Average annual total return	16.54%	-7.30%	8.53%	8.78%
Class C(c)	Growth of $10,000	$11,821	$7,959	$14,961	$20,168
	Average annual total return	18.21%	-7.33%	8.39%	8.64%
MSCI EAFE Index++	Growth of $10,000	$12,703	$8,276	$9,888	$12,480
	Average annual total return	27.03%	-6.11%	-.22%	2.67%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment*
[] Scudder International Select Equity Fund - Institutional Class [] MSCI EAFE Index++

Yearly periods ended October 31

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $250,000	$301,525	$207,475	$398,425	$557,625
	Average annual total return	20.61%	-6.03%	9.77%	9.94%
MSCI EAFE Index++	Growth of $250,000	$317,575	$206,900	$247,200	$312,000
	Average annual total return	27.03%	-6.11%	-.22%	2.67%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class***
Investment Class	Growth of $10,000	$12,041	$8,230	$9,827
	Average annual total return	20.41%	-6.29%	-.43%
MSCI EAFE Index++	Growth of $10,000	$12,703	$8,276	$8,037
	Average annual total return	27.03%	-6.11%	-5.32%

The growth of $10,000 is cumulative.

Comparative Results*
Scudder International Select Equity Fund		1-Year	3-Year	Life of Class****
Premier Class	Growth of $5,000,000	$6,042,000	$4,175,500	$3,241,500
	Average annual total return	20.84%	-5.83%	-11.14%
MSCI EAFE Index++	Growth of $5,000,000	$6,351,500	$4,138,000	$3,706,000
	Average annual total return	27.03%	-6.11%	-7.95%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on May 15, 1995. Index returns begin May 31, 1995.
*** Investment Class commenced operations on October 29, 1999. Index returns begin October 31, 1999.
****Premier Class commenced operations on February 29, 2000. Index returns begin February 29, 2000.
++ Class R commenced operations on July 1, 2003 and are available for investment. Please refer to the Fund's prospectus for more information on Class R share performance.
a Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the different total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on February 28, 2001 are derived from the historical performance of Institutional Class shares of the Scudder International Select Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Fund's performance was significantly impacted by gains from initial public offerings (IPOs) purchased in 2000 during a period when the Fund's assets were relatively small and the market for IPOs was strong. There is no assurance that any future investments in IPOs by the Fund will have a similar effect on its future performance. The Fund's performance also benefited from a one-time gain from accounting for the cancellation of certain shareholder trades in February 2000.

Shareholders redeeming Class A, Investment Class and Institutional Class shares held less than sixty days will have a lower total return due to the effect of the 2% short-term redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder International Equity Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder European Equity Fund. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. Deutsche Asset Management Investment Services Ltd. ("DeAMIS") is the Scudder European Equity Fund's sub-advisor. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAMIS, which is part of Deutsche Asset Management, is the investment advisor for Scudder International Select Equity Fund. DeAMIS is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Teams

Scudder European Equity Fund

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

• MA, Cambridge University, UK.

Julian Barrell

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1997.

• European portfolio manager and member of the European portfolio selection team.

• BSc, Southhampton University, UK.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1991 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

• Head of global portfolio selection team for Europe ex-UK and Euroland Equities, member of European portfolio selection team, European Mid-Cap Equity analyst and portfolio manger for German and Europe Equities: Frankfurt.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

• Portfolio manager for European Equity and European ex-UK & Euroland Equity and member of the European Equity local research team: London.

• BA, Exeter University, UK.

Michael Schmidt

CFA, Director of Deutsche Asset Management and and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and European ex-UK & Euroland Equity: Frankfurt.

• Hochschule fuer Bankwirtschaft (private banking college), Germany.

John Wood

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1998.

• Head of UK Portfolio Management; Chairman of the UK portfolio selection team and a member of the European Portfolio selection team: London.

• Previously worked at SG Warburg Group; management consultant with McKinsey; UK Equity Fund Manager with Mercury Asset Management; Head of Equities with Foreign & Colonial Management.

• MA, Oxford; MBA, Harvard Business School.

Scudder International Select Equity Fund

Alexander Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of EAFE Equity Portfolio selection team.

• Previously, European analyst (1990-1994) and representative for Schroders.

• 13 years of investment industry experience.

• MA, Freiburg University.

Clare Gray

CFA, Director of Deutsche Asset Management and and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1993.

• Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications and pulp and paper.

• Over 10 years of investment industry experience.

• BS, Cornell University.

Marc Slendebroek

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Portfolio manager for EAFE Equities: London.

• Previously an equity analyst at Kleinwort Benson Securities and at Enskilda Securities.

• MA, University of Leiden (Netherlands).

Scudder European Equity Fund

In the following interview, Portfolio Manager Alexander "Sandy" Black, on behalf of the portfolio management team, discusses Scudder European Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the European equity market environment during the fiscal year?

A: The past year can be divided into two distinct halves. European markets, along with most developed markets, delivered negative returns during the first half of the reporting period. This was due largely to the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets reached their low point in mid-March, shortly before the beginning of the war. Since then, markets worldwide have been on an upward trend due to expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned. During the second half of the period - when investors' appetite for risk returned - more-aggressive investors were rewarded.

Currencies also played a significant role in European equity returns during the year. Against the US dollar, the euro rallied 17% and the British pound sterling rose 8%. European markets, while performing strongly on an absolute basis, did lag many other global markets. Some of this gap was offset by currency appreciation, however.

Q: What types of stocks performed well in this environment?

A: Broadly speaking, more-aggressive sectors performed well. These include software services, semiconductors and equipment, and transportation. Conversely, the worst-performing sectors included some of the more-defensive industries such as food, beverages and tobacco; household products; and energy.

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and midsize stocks outperformed their larger peers. Both of these trends were very favorable for aggressive investors and those less focused on fundamentals (such as earnings and valuations).

Q: How did Scudder European Equity Fund perform, and what were the reasons for its relative performance?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder European Equity Fund returned 18.57% (unadjusted for sales charges, which if included, would have reduced performance.). (Please see pages 3 through 6 for the performance of other share classes and more complete performance information.) In comparison, the fund's benchmark, the MSCI Europe Index, produced a total return of 24.16%.1

1 The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

The market themes previously discussed explain why the fund underperformed versus its benchmark. First, much of the performance in European markets came from what we view as poorer-quality companies - those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the global markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund's underperformance is that it is has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year. We did identify some attractively valued mid-cap stocks earlier in the year, but due to the illiquidity of many smaller stocks in Europe, it was extremely difficult to actually buy shares.

Q: Did you reposition the portfolio during the period under review?

A: Yes. The overall aim of our strategy over the past year was to increase the portfolio's exposure to companies that have greater sensitivity to economic trends. This positioning helped the fund gain exposure to areas of the market that we believe are more likely to benefit from the positive direction of economic growth and corporate earnings worldwide. In increasing exposure to this area of the market, we made a corresponding reduction to some of the more-defensive investments in the portfolio.

Q: In what areas did you make additions?

A: We added to financials, particularly investment banks. In the past year, we saw an increase in initial public offerings and secondary placements, and investment banks are expected to benefit from this trend. We also built up the fund's position in Aegon NV - a Dutch insurance company that we believe is one of the most attractively valued in Europe - and Credit Suisse Group (Switzerland).

We also added to the oil sector. Some investors fear that oil prices are poised to decline and that the prices of oil stocks will inevitably fall as well. However, we believe oil prices will stay strong for longer than the market currently expects. This should be an ongoing positive for the sector as a whole. The fund's top holdings in this sector are Total SA (France) and Shell Transport & Trading Co., PLC (UK).

Other additions to the portfolio were designed to increase the fund's sensitivity to accelerating economic activity. British Sky Broadcasting Group PLC (B Sky B) and Carnival are two such additions. Given that B Sky B is the UK's leading pay-TV broadcaster, we expect that increased consumer confidence will help the company's earnings. Carnival PLC should also benefit from stronger consumer spending, as well as from favorable demographic trends. The population of the Western world is aging, which has contributed to an increase in demand for cruise holidays. Moreover, Carnival has become one of the two dominant players in the industry as a result of consolidation, its pricing is competitive, and its management's compensation is contingent upon solid financial returns.

Q: In what areas did you reduce the fund's position?

A: Within the health care sector, we reduced our positions in companies such as Aventis SA (France) and GlaxoSmithKline PLC (UK). Generally speaking, the pharmaceuticals sector is under pressure due to the lack of exciting new medications on their way to the market. However, we prefer exposure to high-growth pharmaceuticals for which the new drug "pipeline" is stronger, such as AstraZeneca PLC (UK) and Roche Holdings AG (Switzerland).

We also reduced exposure to telecommunications stocks such as Deutsche Telekom AG (Germany). The growth potential of such companies is now very modest due to increased competition. While telecoms' strong cash flows are attractive in declining markets, it is possible to find better earnings and cash flow growth in other areas of the market at the times when the global economy is expanding.

In the utilities sector, our most notable reduction was to National Grid Transco PLC (UK). While domiciled in the United Kingdom, National Grid owns Niagara Mohawk in the United States. We are concerned about exposure to the US and UK power distribution markets, where disruptions in supply occurred during the summer of 2003.

Perhaps the most interesting change to the portfolio during the fiscal period was the reduction in exposure to technology stocks. This sector performed extremely well, of course, and the reason we sold out of some of these stocks is that many began to appear expensive compared with their underlying value. For example, we sold Infineon, the German semiconductor company, and Sage PLC, the British software company. As a result, the portfolio is now underweight in technology.

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well-balanced and reasonably positioned for a recovery in the global economy and the world's stock markets. Our view is that we are now in a phase in which higher-quality companies will once again do well relative to their lower-quality peers. We believe that the stocks in the portfolio represent the strongest franchises in Europe and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder International Select Equity Fund

In the following interview, Portfolio Manager Alex Tedder discusses Scudder International Select Equity Fund's strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the international equity market environment during the fiscal year?

A: Over the past year, we saw a recovery in global equity markets. After three years of negative returns, international markets registered strong gains despite the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets bottomed in mid-March and since then have been on an upward trend driven by expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned. During the second half of the period - when investors' appetite for risk returned - more-aggressive investors were rewarded.

Currencies also played a significant role in international equity returns this year. Against the US dollar, the euro rallied 17%, the British pound rose 8% and the Japanese yen ran up 10%. For the period under review, the vast majority of international markets in the fund's benchmark - the MSCI EAFE Index - outperformed the United States.1 While many of these markets performed strongly, in many instances returns were enhanced by currency appreciation for the dollar-based investor.

1 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, capitalization- weighted index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: What types of stocks performed well in this environment?

A: Broadly speaking, those sectors that performed well were more suited for the improved risk appetite among investors. These include software services, semiconductors and equipment, and transportation. Conversely, the worst-performing sectors included some of the more-defensive industries such as food, beverages and tobacco; household products; and energy.

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and mid-size stocks outperformed their larger peers. As fundamental, bottom-up portfolio managers focused on what we believe to be quality companies within the large-cap arena, both of these trends worked against us.

For the 12-month period ended October 31, 2003, Class A shares of Scudder International Select Equity Fund returned 20.42% (unadjusted for sales charges, which if included, would have reduced performance). (Please see pages 7 through 10 for the performance of other share classes and more complete performance information.) In comparison, the MSCI EAFE Index produced a total return of 27.03%.

The market themes previously discussed explain why the fund underperformed its benchmark. First, much of the performance in international markets came from what we view as poorer-quality companies - those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the international markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund's underperformance is that the portfolio has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year.

Q: Can you highlight some specific examples of contributors and detractors from the fund's performance during the period under review?

A: Within the consumer staples sector, one contributor really stood out: Metro AG. Domiciled in Germany, Metro is a holding company for several retail businesses that focus on a wide range of products, including food and automobiles. Metro is a prime example of the type of recovery story we look for. The company carried enormous debt, but was successful in raising a bond issue to pay it down. This transformation in the balance sheet strength of the company drove the stock price higher. We believe it is a robust food-retailing company with a sustainable business model.

Telecommunication services was a strong contributor to performance, particularly Vodafone Group PLC (England) and Telefonica SA (Spain). Vodafone has been successful on several fronts - including increased revenue and improved margin expansion - and has become a strong market leader. At the beginning of the period, Vodafone launched the "Vodafone live" service backed up by a strong and well-received advertising campaign which has borne fruit. We added to the fund's position in the company during the period, as it continues to meet its sales targets and remains a dominant player in the market. Telefonica performed well in response to solid 2002 results and continued positive consumer sentiment in Brazil. The domestic businesses remain cash generative due to the company's strong positioning in Spain. Risks remain from the company's Latin American exposure. We added to the stock during the period, however, as we believe this risk to be more than discounted in the value. In addition, the company continues to generate strong cash flow and possesses a solid balance sheet and attractive growth prospects.

Japanese names within the financials area contributed to performance, particularly Mizuho Financial Group, Inc. This position was established late in the period as it became clear that a rallying equity market and continued economic recovery could boost this company's earnings and speed up the disposal of its bad loans. This projection was reinforced by the news that the company would book significantly lower credit costs and reverse some reserves, which would be accounted for as an extraordinary gain. As the financial strength of borrowers has improved in Japan, expectations are that the banks will be able to upgrade loan classifications out of nonperforming status and reverse the reserves taken against those loans.

Select consumer discretionary holdings dampened performance. A key detractor was Sony (Japan), which we discussed at length during the semiannual review. As you may recall, the stock fell sharply in April after the announcement of poor first-quarter results. The company also indicated that additional large-scale restructuring is needed, implying that the 2002 restructuring did not work. Based on our view that the company's earnings could decline due to higher research and development costs during 2003, we sold the fund's position.

In the industrials sector, the security firm Group 4 Falk (Denmark) was a detractor from performance. The company's stock fell in the first half of the reporting period as one of its main competitors issued several profit warnings, hurting the industry as a whole. The stock staged a rally in the second half of the fiscal year when the company reported earnings growth that outpaced its rivals. It was not enough to recoup the losses from the first half, however. As a result, the fund's position in Group 4 Falk detracted from its performance during the full reporting period.

Q: Do you have any final thoughts for investors?

A: While a global economic recovery seems to be fully reflected by international equity market performance, corporations appear to be telling a less coherent story. Many have continued to deliver better-than-expected profit numbers, but the key driver has rarely been top-line - or revenue - growth. Companies will not be able to sustain bottom-line earnings growth solely through cost cutting. Our thesis this year has been, and continues to be, that an international economic recovery must be driven by corporate spending and not by the consumer. In recent economic releases, we have seen that the long-awaited but predicted recovery in capital expenditures is gaining momentum. Consequently, we continue to focus on those companies that either stand to benefit from improved capital expenditures - such as those in the steel and pulp and paper industries - or those that generate strong free cash flow and can therefore afford to spend their way out of the cycle. On the other hand, we remain cautious on consumer staples and consumer discretionary exposure, except in Japan and Asia.

Our approach is to focus on what we believe are some of the world's best companies. We remain committed to our cornerstone cash-flow return on investment (CFROI) valuation methodology.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Scudder European Equity Fund

Geographical Diversification	10/31/03	10/31/02

United Kingdom	27%	32%
Switzerland	16%	14%
Germany	15%	10%
France	14%	15%
Netherlands	8%	9%
Italy	5%	4%
Spain	5%	4%
Finland	4%	4%
Denmark	2%	3%
Other	4%	5%
	100%	100%

Sector Diversification	10/31/03	10/31/02

Financials	28%	20%
Energy	13%	13%
Health Care	12%	16%
Telecommunication Services	10%	8%
Industrials	9%	10%
Consumer Discretionary	8%	8%
Consumer Staples	7%	11%
Utilities	5%	4%
Materials	4%	5%
Other	4%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (34.4% of Portfolio)
1. Total SA Producer of oil and natural gas	France	4.4%
2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.2%
3. Nestle SA Producer and seller of food products	Switzerland	3.8%
4. Telefonica SA Provider of telecommunication services	Spain	3.5%
5. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	3.3%
6. Vodaphone Group PLC Provider of mobile telecommunication services	United Kingdom	3.2%
7. Eni SpA Provider of oilfield and engineering services	Italy	3.2%
8. Credit Suisse Group Provider of universal banking services	Switzerland	3.0%
9. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	2.9%
10. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 27. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder International Select Equity Fund

Geographical Diversification	10/31/03	10/31/02

Continental Europe	49%	45%
United Kingdom	21%	29%
Japan	21%	22%
Asia (excluding Japan)	8%	2%
Australia	1%	2%
	100%	100%

Sector Diversification	10/31/03	10/31/02

Financials	26%	18%
Industrials	14%	13%
Consumer Discretionary	13%	20%
Health Care	10%	10%
Telecommunication Services	9%	7%
Materials	7%	2%
Consumer Staples	7%	12%
Energy	6%	6%
Information Technology	4%	7%
Utilities	4%	5%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2003 (29.0% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.7%
2. Total SA Producer of oil and natural gas	France	3.4%
3. Allianz AG Provider of a wide range of insurance services	Germany	2.9%
4. Nestle SA Producer and seller of food products	Switzerland	2.9%
5. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	2.8%
6. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2.8%
7. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.7%
8. Credit Suisse Group Provider of universal banking services	Switzerland	2.7%
9. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	2.6%
10. Telefonica SA Provider of telecommunication services	Spain	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolios as of October 31, 2003

Scudder European Equity Fund	Shares	Value ($)

Common Stocks 98.3%
Denmark 1.5%
Group 4 Falck AS	4,690	105,248
Tele Danmark AS	4,930	158,434
(Cost $242,117)		263,682
Finland 4.1%
Nokia Oyj	25,083	426,013
Stora Enso Oyj, "R"	20,670	281,138
(Cost $597,412)		707,151
France 14.4%
Alcatel SA*	7,000	92,361
Aventis SA	5,147	272,543
BNP Paribas SA	3,480	182,857
Compagnie de Saint-Gobain	5,830	245,951
Credit Agricole SA	8,760	186,053
Credit Agricole SA (Rights)*	8,760	2,037
Schneider Electric SA*	4,580	268,076
Suez SA	9,310	149,356
Thompson SA	4,340	91,420
Total SA	4,927	765,785
Valeo SA	4,390	164,380
Vivendi Universal SA*	4,200	88,227
(Cost $2,274,493)		2,509,046
Germany 13.5%
BASF AG	3,770	172,938
Bayerische Motoren Werke AG	4,920	197,037
Deutsche Boerse AG	1,970	109,514
Deutsche Telekom AG (Registered)*	17,670	278,336
E.ON AG	9,366	473,409
Metro AG	6,650	271,963
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,170	139,535
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	1,170	9,670
Schering AG	4,250	198,465
Siemens AG	7,391	498,338
(Cost $1,936,855)		2,349,205
Greece 1.0%
Alpha Bank AE, 144A (Cost $139,319)	7,221	164,531
Ireland 1.3%
Allied Irish Banks PLC (Cost $218,422)	14,850	217,170
Italy 4.8%
Assicurazioni Generali SpA	7,700	177,235
Eni SpA	34,686	550,805
Mediolanum SpA	14,570	101,795
(Cost $657,961)		829,835
Luxembourg 0.9%
Arcelor (Cost $141,963)	10,690	152,481
Netherlands 7.6%
Aegon NV*	32,780	429,844
ING Groep NV	16,515	342,889
Koninklijke (Royal) Philips Electronics NV	13,550	365,286
Koninklijke Ahold NV*	17,230	145,818
STMicroelectronics NV	1,640	43,659
(Cost $1,146,597)		1,327,496
Spain 4.5%
Banco Bilbao Vizcaya Argentaria SA	15,310	175,665
Telefonica SA	49,018	609,723
(Cost $660,537)		785,388
Sweden 1.2%
Svenska Handelsbanken AB "A" (Cost $141,178)	11,630	204,994
Switzerland 16.0%
ABB Ltd.*	31,267	183,806
Credit Suisse Group	14,620	515,124
Nestle SA	3,010	662,703
Novartis AG (Registered)	13,120	500,100
Roche Holding AG	5,010	414,577
Syngenta AG	2,930	156,994
UBS AG (Registered)	5,760	353,705
(Cost $2,567,079)		2,787,009
United Kingdom 27.5%
AstraZeneca PLC	8,130	381,879
BAA PLC	32,900	260,166
BP PLC	49,385	342,758
British Sky Broadcasting Group PLC*	16,710	181,478
BT Group PLC	63,620	200,266
Carnival PLC	3,280	113,268
GlaxoSmithKline PLC	17,533	375,478
HSBC Holdings PLC	49,048	736,603
Imperial Tobacco Group PLC	9,420	156,176
National Grid Transco PLC	8,324	53,147
Prudential PLC	31,110	241,392
Royal Bank of Scotland Group PLC	18,535	496,642
Scottish & Southern Energy PLC	10,190	106,086
Shell Transport & Trading Co., PLC	91,223	569,667
Vodafone Group PLC	267,903	562,584
(Cost $4,486,998)		4,777,590
Total Common Stocks (Cost $15,210,931)		17,075,578

Preferred Stocks 1.7%
Germany
Henkel KGaA (Cost $237,566)	3,990	293,469
Total Investment Portfolio - 100.0% (Cost $15,448,497) (a)		17,369,047

* Non-income producing security.
(a) The cost for federal income tax purposes was $15,826,950. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,542,097. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,951,950 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $409,853.

144A: Securities exempt from registration under Rule 144A of The Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At October 31, 2003, open futures contracts were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation)($)
MSCI Pan Euro	12/19/2003	10	177,296	178,560	1,264

The accompanying notes are an integral part of the financial statements.

Scudder International Select Equity Fund	Shares	Value ($)

Common Stocks 98.0%
Australia 1.0%
Australia & New Zealand Banking Group Ltd. (Cost $7,198,522)	579,000	7,312,764
China 0.0%
PICC Property & Casualty Co., Ltd. "H"* (Cost $145,630)	622,000	145,630
Denmark 2.1%
A P Moller - Maersk A/S "B" (Cost $13,321,586)	1,973	15,488,908
France 5.5%
Credit Agricole SA*	756,300	16,062,962
Credit Agricole SA (Rights)*	756,300	175,840
Total SA	164,440	25,558,294
(Cost $37,677,114)		41,797,096
Germany 9.8%
Allianz AG (Registered)*	203,880	21,857,110
E.ON AG	338,800	17,124,816
Metro AG	347,800	14,223,890
Siemens AG	303,900	20,490,459
(Cost $61,645,725)		73,696,275
Hong Kong 5.4%
BOC Hong Kond (Holdings) Ltd.	7,847,000	13,590,810
Hong Kong Electric Holdings Ltd.	2,932,800	11,443,120
Hutchison Whampoa Ltd.	1,984,700	15,334,355
(Cost $36,222,274)		40,368,285
Ireland 3.9%
Bank of Ireland	1,193,400	14,830,532
CRH PLC	810,746	14,580,356
(Cost $25,187,761)		29,410,888
Italy 2.5%
Eni SpA (Cost $15,760,045)	1,176,501	18,682,543
Japan 21.3%
Canon, Inc.	381,000	18,437,440
Daito Trust Construction Co., Ltd.	463,600	14,337,927
Kirin Brewery Co., Ltd.	2,040,000	16,311,093
Mitsubishi Corp.	1,635,900	16,978,777
Mizuho Financial Group, Inc.*	6,370	15,586,756
Murata Manufacturing Co., Ltd.	162,000	9,209,988
Nippon Steel Corp.	5,545,927	11,401,096
Nomura Holdings, Inc.	1,074,500	18,453,231
NTT DoCoMo, Inc.	8,540	18,488,380
Toyota Motor Corp.	747,000	21,268,113
(Cost $125,432,325)		160,472,801
Korea 2.9%
Samsung Electronics Co., Ltd. (GDR)	86,750	17,350,000
Samsung Electronics Co., Ltd. (GDR), 144A	23,700	4,740,000
(Cost $15,679,663)		22,090,000
Netherlands 2.3%
TPG NV (Cost $13,950,297)	804,430	17,347,031
Spain 4.6%
Antena 3 Television SA*	1	17
Banco Popular Espanol SA	300,940	15,648,467
Telefonica SA*	1,514,847	18,842,805
(Cost $29,094,863)		34,491,289
Sweden 1.0%
Telefonaktiebolaget LM Ericsson "B"* (Cost $7,920,016)	4,422,700	7,597,144
Switzerland 14.3%
Credit Suisse Group	568,400	20,027,124
Nestle SA (Registered)	98,790	21,750,298
Novartis AG (Registered)	477,660	18,207,132
Roche Holding AG	224,400	18,569,064
Swiss Re (Registered)	228,756	14,398,429
Syngenta AG	267,500	14,333,040
(Cost $100,325,106)		107,285,087
United Kingdom 21.4%
AstraZeneca PLC	420,490	19,751,063
BHP Billiton PLC	2,042,410	16,038,290
British Sky Broadcasting Group PLC*	1,522,643	16,536,621
Granada PLC	7,924,900	15,767,955
HSBC Holdings PLC	1,432,548	21,514,000
Kingfisher PLC	2,834,900	13,590,171
Royal Bank of Scotland Group PLC	547,180	14,661,590
Smith & Nephew PLC	2,015,800	16,017,471
Vodafone Group PLC	13,222,500	27,766,907
(Cost $135,986,899)		161,644,068
Total Common Stocks (Cost $625,547,826)		737,829,809

Preferred Stock 2.0%
Germany
Henkel KGaA
(Cost $13,053,321)	204,600	15,048,612
Total Investment Portfolio - 100.0% (Cost $638,601,147) (a)		752,878,421

* Non-income producing security.
(a) The cost for federal income tax purposes was $644,550,579. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $108,327,842. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $111,439,290 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,111,448.

144A: Securities exempt from registration under Rule 144A of The Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of October 31, 2003
Assets	Scudder European Equity Fund	Scudder International Select Equity Fund
Investments in portfolio, at value (cost of $15,448,497 and $638,601,147, respectively)	$ 17,369,047	$ 752,878,421
Cash	-	2,735,986
Foreign currency, at value (cost $0 and $5,963,866, respectively)	-	5,936,556
Receivable for investments sold	333,162	2,553,222
Receivable for Fund shares sold	-	1,031,801
Margin deposit	22,548	-
Dividends receivable	2,678	381,486
Foreign taxes recoverable	59,724	971,656
Unrealized appreciation on forward foreign currency exchange contracts	36,199	-
Other assets	34,776	-
Total assets	$ 17,858,134	$ 766,489,128
Liabilities
Due to custodian bank	68,988	-
Payable for investments purchased	234,425	10,892,278
Payable for Fund shares redeemed	21,805	96,122
Unrealized depreciation on forward foreign currency exchange contracts	55,854	-
Accrued investment advisory fee	32,527	412,304
Other accrued expenses and payables	122,612	399,247
Total liabilities	536,211	11,799,951
Net assets, at value	$ 17,321,923	$ 754,689,177
Net Assets
Net assets consist of: Undistributed net investment income	342,673	9,267,974
Net unrealized appreciation (depreciation) on: Investments	1,920,550	114,277,274
Futures	1,264	-
Foreign currency related transactions	(13,134)	49,198
Accumulated net realized gain (loss)	(25,643,943)	(113,858,980)
Paid-in capital	40,714,513	744,953,711
Net assets, at value	$ 17,321,923	$ 754,689,177

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value	Scudder European Equity Fund	Scudder International Select Equity Fund
Class A Net assets applicable to shares outstanding	$ 204,346	$ 360,346,076
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	27,207	39,686,697
Net Asset Value and redemption price (a) per share	$ 7.51	$ 9.08
Maximum offering price per share ($100 / 94.25 of $7.51 and $9.08, respectively)	$ 7.97	$ 9.63
Class B Net assets applicable to shares outstanding	$ 211,476	$ 3,390,148
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	28,441	382,233
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 7.44	$ 8.87
Class C Net assets applicable to shares outstanding	$ 407,931	$ 4,814,645
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	54,639	543,122
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share	$ 7.47	$ 8.86
Maximum offering price per share ($100 / 99 of $7.47 and $8.86, respectively)	$ 7.55	$ 8.95
Investment Class Net assets applicable to shares outstanding	$ 6,153,131	$ 40,437,191
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	317,940	2,562,980
Net Asset Value, offering and redemption price (a) per share	$ 19.35	$ 15.77
Class R Net assets applicable to shares outstanding	-	$ 11,680
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	729.3
Net Asset Value, offering and redemption price per share	-	$ 16.01

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of October 31, 2003 (continued)
Institutional Class Net assets applicable to shares outstanding	$ 10,345,039	$ 94,437,452
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	506,647	5,895,646
Net Asset Value, offering and redemption price (a) per share	$ 20.42	$ 16.02
Premier Class Net assets applicable to shares outstanding	-	$ 251,251,985
Shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	15,787,112
Net Asset Value, offering and redemption price per share	-	$ 15.92

(a) Redemption price per share for shares held less than sixty days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the year ended October 31, 2003
Investment Income	Scudder European Equity Fund	Scudder International Select Equity Fund
Income: Dividends (net of foreign taxes withheld of $70,343 and $1,954,657, respectively)	$ 547,952	$ 14,909,574
Total Income	547,952	14,909,574
Expenses: Investment advisory fee	130,868	4,237,004
Administration fee	56,086	1,805,289
Distribution and shareholder servicing fees	20,465	859,284
Custody fees	54,932	322,003
Legal	24,128	16,679
Auditing	43,688	35,341
Trustees' fees and expenses	327	8,986
Reports to shareholders	39,921	7,196
Registration fees	38,057	73,982
Other	1,770	26,869
Total expenses, before expense reductions	410,242	7,392,633
Expense reductions	(152,653)	(337,630)
Total expenses, after expense reductions	257,589	7,055,003
Net investment income (loss)	290,363	7,854,571
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,566,316)	1,999,016
Futures	(4,758)	(2,022,776)
Foreign currency related transactions	57,485	2,015,108
	(1,513,589)	1,991,348
Net unrealized appreciation (depreciation) during the period on: Investments	4,481,998	119,452,336
Futures	1,264	-
Foreign currency related transactions	(1,451)	(11,857)
	4,481,811	119,440,479
Net gain (loss) on investment transactions	2,968,222	121,431,827
Net increase (decrease) in net assets resulting from operations	$ 3,258,585	$ 129,286,398

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder European Equity Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 290,363	$ 170,594
Net realized gain (loss) on investment transactions	(1,513,589)	(1,694,903)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,481,811	(2,239,940)
Net increase (decrease) in net assets resulting from operations	3,258,585	(3,764,249)
Distributions to shareholders from: Net investment income: Class A	(2,926)	-
Class B	(2,193)	-
Class C	(4,430)	-
Institutional Class	(259,539)	-
Investment Class	(156,222)	-
Fund share transactions: Proceeds from shares sold	2,347,228	39,984,019
Reinvestment of distributions	398,918	-
Cost of shares redeemed	(9,388,601)	(50,561,378)
Redemption fees	5,313	-
Net increase (decrease) in net assets from Fund share transactions	(6,637,142)	(10,577,359)
Increase (decrease) in net assets	(3,803,867)	(14,341,608)
Net assets at beginning of period	21,125,790	35,467,398
Net assets at end of period (including undistributed net investment income of $342,673 and $418,595, respectively)	$ 17,321,923	$ 21,125,790

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder International Select Equity Fund
Increase (Decrease) in Net Assets	Years Ended October 31,
	2003	2002
Operations: Net investment income (loss)	$ 7,854,571	$ 2,360,835
Net realized gain (loss) on investment transactions	1,991,348	(35,146,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	119,440,479	15,049,398
Net increase (decrease) in net assets resulting from operations	129,286,398	(17,735,949)
Distributions to shareholders from: Net investment income: Class A	(831,336)	-
Investment Class	(34,330)	-
Institutional Class	(360,799)	(50,627)
Premier Class	(1,282,409)	(499,006)
Fund share transactions: Proceeds from shares sold	924,888,305	160,118,372
Reinvestment of distributions	2,451,946	542,453
Cost of shares redeemed	(530,169,396)	(146,865,404)
Redemption fees	21,221	-
Net increase (decrease) in net assets from Fund share transactions	397,192,076	13,795,421
Increase (decrease) in net assets	523,969,600	(4,490,161)
Net assets at beginning of period	230,719,577	235,209,738
Net assets at end of period (including undistributed net investment income of $9,267,974 and $1,907,169, respectively)	$ 754,689,177	$ 230,719,577

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder European Equity Fund

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.47	$ 7.46	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.04[b]	-[c]
Net realized and unrealized gain (loss) on investment transactions	1.09	(1.03)	(2.54)
Total from investment operations	1.18	(.99)	(2.54)
Less distributions from: Net investment income	(.14)	-	-
Total distributions	(.14)	-	-
Redemption fees	-[c]	-	-
Net asset value, end of period	$ 7.51	$ 6.47	$ 7.46
Total Return (%)[d]	18.57	(13.27)	(25.40)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.20	.11	.28
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.33	2.67	1.88*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.50	1.54	1.53*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	1.41	.60	.25*
Portfolio turnover rate (%)	69	169	238
[a] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.41	$ 7.42	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.04[b]	(.01)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.08	(1.00)	(2.57)
Total from investment operations	1.12	(1.01)	(2.58)
Less distributions from: Net investment income	(.09)	-	-
Total distributions	(.09)	-	-
Redemption fees	-[c]	-	-
Net asset value, end of period	$ 7.44	$ 6.41	$ 7.42
Total Return (%)[d]	17.66	(13.61)	(25.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.21	.14	.67
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.08	3.49	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.25	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.66	(.12)	(.26)*
Portfolio turnover rate (%)	69	169	238
[a] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.43	$ 7.45	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.04[b]	-[b,c]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.09	(1.02)	(2.54)
Total from investment operations	1.13	(1.02)	(2.55)
Less distributions from: Net investment income	(.09)	-	-
Total distributions	(.09)	-	-
Redemption fees	-[c]	-	-
Net asset value, end of period	$ 7.47	$ 6.43	$ 7.45
Total Return (%)[d]	17.76	(13.69)	(25.50)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.41	.33	.094
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	3.08	3.55	2.63*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	2.25	2.29	2.28*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	2.25	2.25	2.25*
Ratio of net investment income (loss) (%)	.66	.05	(.29)*
Portfolio turnover rate (%)	69	169	238
[a] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder European Equity Fund

Investment Class
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.69	$ 19.18	$ 27.11	$ 14.63
Income (loss) from investment operations:
Net investment income (loss)	.23[b]	.07[b]	.03	.04
Net realized and unrealized gain (loss) on investment transactions	2.78	(2.56)	(7.55)	11.48
Total from investment operations	3.01	(2.49)	(7.52)	11.52
Less distributions from: Net investment income	(.35)	-	(.41)	-
Total distributions	(.35)	-	(.41)	-
Redemption fees	-[d]	-	-	-
Other Capital Changes[c]	-	-	-	.96
Net asset value, end of period	$ 19.35	$ 16.69	$ 19.18	$ 27.11
Total Return (%)[e]	18.36	(12.98)	(28.17)	85.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	9	13	30
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.28	2.59	1.88	2.07*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.50	1.54	1.53	1.54*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.50	1.50	1.50	1.50*
Ratio of net investment income (loss) (%)	1.43	.36	.24	.36*
Portfolio turnover rate (%)	69	169	238	377
[a] For the period from December 23, 1999 (commencement of operations of Investment Class shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[d] Amount is less than $.005.
[e] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder European Equity Fund

Institutional Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 17.61	$ 20.19	$ 28.44	$ 11.43	$ 13.50
Income (loss) from investment operations:
Net investment income (loss)	.29[a]	.15[a]	.23	(1.37)	.29
Net realized and unrealized gain (loss) on investment transactions	2.93	(2.73)	(8.11)	16.20	2.04
Total from investment operations	3.22	(2.58)	(7.88)	14.83	2.33
Less distributions from: Net investment income	(.41)	-	(.37)	(.08)	(.29)
Net realized gains on investment transactions	-	-	-	-	(4.11)
Total distributions	(.41)	-	(.37)	(.08)	(4.40)
Redemption fees	-[c]	-	-	-	-
Other Capital Changes[b]	-	-	-	2.26	-
Net asset value, end of period	$ 20.42	$ 17.61	$ 20.19	$ 28.44	$ 11.43
Total Return (%)[d]	18.69	(12.78)	(28.10)	149.63	21.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	12	22	51.90
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	2.08	2.36	1.63	1.94	1.64
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.25	1.29	1.28	1.28	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.25	1.25	1.25	1.25	.90
Ratio of net investment income (loss) (%)	1.66	.75	.48	.92	1.23
Portfolio turnover rate (%)	69	169	238	377	80
[a] Based on average shares outstanding during the period.
[b] Represents one-time gain from accounting for cancellation of certain shareholder trades.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class A
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.56	$ 8.19	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.09[b]	.03[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.45	(.66)	(1.80)
Total from investment operations	1.54	(.63)	(1.81)
Less distributions from: Net investment income	(.02)	-	-
Total distributions	(.02)	-	-
Redemption fees	-[c]	-	-
Net asset value, end of period	$ 9.08	$ 7.56	$ 8.19
Total Return (%)[d]	20.42	(7.69)	(18.10)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	360.8		.5
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.33	1.42	1.41*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.33	1.41	1.40*
Ratio of net investment income (loss) (%)	1.12	.34	(.15)*
Portfolio turnover rate (%)	160	178	220
[a] For the period from February 28, 2001 (commencement of operations of Class A shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class B
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.03[b]	(.02)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.42	(.67)	(1.87)
Total from investment operations	1.45	(.69)	(1.89)
Redemption fees	-[c]	-	-
Net asset value, end of period	$ 8.87	$ 7.42	$ 8.11
Total Return (%)[d]	19.54	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.3		.08
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.37	(.25)	(.43)*
Portfolio turnover rate (%)	160	178	220
[a] For the period from February 28, 2001 (commencement of operations of Class B shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Class C
Years Ended October 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 8.11	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.03[b]	(.09)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.41	(.60)	(1.87)
Total from investment operations	1.44	(.69)	(1.89)
Redemption fees	-[c]	-	-
Net asset value, end of period	$ 8.86	$ 7.42	$ 8.11
Total Return (%)[d]	19.41	(8.51)	(18.90)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5.6		.1
Ratio of expenses (includes interest expense paid by the Fund) (%)	2.08	2.17	2.16*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	2.08	2.16	2.15*
Ratio of net investment income (loss) (%)	.37	(1.13)	(.53)*
Portfolio turnover rate (%)	160	178	220
[a] For the period from February 28, 2001 (commencement of operations of Class C shares) to October 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Investment Class
Years Ended October 31,	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.14	$ 14.24	$ 21.31	$ 18.09
Income (loss) from investment operations:
Net investment income (loss)	.16[a]	.06[a]	-[b]	.01
Net realized and unrealized gain (loss) on investment transactions	2.50	(1.16)	(5.08)	3.49
Total from investment operations	2.66	(1.10)	(5.08)	3.50
Less distributions from: Net investment income	(.03)	-	-	-
Net realized gains on investment transactions	-	-	(1.99)	(.28)
Total distributions	(.03)	-	(1.99)	(.28)
Redemption fees	-[c]	-	-	-
Net asset value, end of period	$ 15.77	$ 13.14	$ 14.24	$ 21.31
Total Return (%)	20.41	(7.72)	(25.88)	(19.41)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	13	10	9
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.35	1.42	1.41	1.28
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.33	1.42	1.41	1.28
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.33	1.41	1.40	1.28
Ratio of net investment income (loss) (%)	1.12	.43	.12	.04
Portfolio turnover rate (%)	160	178	220	233
[a] Based on average shares outstanding during the period. [b] Amount is less than $.005

Scudder International Select Equity Fund

Class R
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.71
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	2.26
Total from investment operations	2.30
Redemption fees	-[c]
Net asset value, end of period	$ 16.01
Total Return (%)	16.78**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12
Ratio of expenses (includes interest expense paid by the Fund) (%)	1.58*
Ratio of expenses (excludes interest expense paid by the Fund) (%)	1.58*
Ratio of net investment income (loss) (%)	.89*
Portfolio turnover rate (%)	160
[a] For the period from July 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
* Annualized
** Not annualized

Scudder International Select Equity Fund

Institutional Class
Years Ended October 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 13.35	$ 14.45	$ 21.50	$ 18.10	$ 12.02
Income (loss) from investment operations:
Net investment income (loss)	.19[a]	.12[a]	.08	(.85)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.55	(1.21)	(5.14)	4.57	6.91
Total from investment operations	2.74	(1.09)	(5.06)	3.72	6.82
Less distributions from: Net investment income	(.07)	(.01)	-	(.04)	(.07)
Net realized gains on investment transactions	-	-	(1.99)	(.28)	(.67)
Total distributions	(.07)	(.01)	(1.99)	(.32)	(.74)
Redemption fees	-[b]	-	-	-	-
Net asset value, end of period	$ 16.02	$ 13.35	$ 14.45	$ 21.50	$ 18.10
Total Return (%)	20.61[c]	(7.55)	(25.57)	20.68	59.39[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	69	66	55	62
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.08	1.17	1.16	.96	2.21
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	1.08	1.17	1.16	.96	-
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	1.08	.16	1.15	.96	.90
Ratio of net investment income (loss) (%)	1.37	.80	.36	(.16)	.52
Portfolio turnover rate (%)	160	178	220	233	239
[a] Based on average shares outstanding during the period. [b] Amount is less than $.005 [c] Total return would have been lower had certain expenses not been reduced.

Scudder International Select Equity Fund

Premier Class
Years Ended October 31,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.28	$ 14.37	$ 21.48	$ 27.67
Income (loss) from investment operations:
Net investment income (loss)	.22[b]	.15[b]	.08	.07
Net realized and unrealized gain (loss) on investment transactions	2.53	(1.19)	(5.08)	(6.26)
Total from investment operations	2.75	(1.04)	(5.00)	(6.19)
Less distributions from: Net investment income	(.11)	(.05)	(.12)	-
Net realized gains on investment transactions	-	-	(1.99)	-
Total distributions	(.11)	(.05)	(2.11)	-
Redemption fees	-[c]	-	-	-
Net asset value, end of period	$ 15.92	$ 13.28	$ 14.37	$ 21.48
Total Return (%)[d]	20.84	(7.31)	(25.44)	(22.37)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251	148	159	214
Ratio of expenses before expense reductions (includes interest expense paid by the Fund) (%)	1.08	1.18	1.16	1.15*
Ratio of expenses after expense reductions (includes interest expense paid by the Fund) (%)	.90	.91	.91	.90*
Ratio of expenses after expense reductions (excludes interest expense paid by the Fund) (%)	.90	.90	.90	.90*
Ratio of net investment income (loss) (%)	1.55	1.04	.52	.56*
Portfolio turnover rate (%)	160	178	220	233
[a] For the period from February 29, 2000 (commencement of operations of Premier Class shares) to October 31, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

European Equity Fund and International Select Equity Fund ("Scudder European Equity Fund" and "Scudder International Select Equity Fund" or the "Funds") are each a diversified series of Scudder MG Investments Trust (the "Trust"), formerly Morgan Grenfell Investment Trust, which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The European Equity Fund offers five classes of shares to investors: Class A, Class B, Class C, Investment Class and Institutional Class. The International Select Equity Fund offers seven classes of shares to investors: Class A, Class B, Class C, Investment Class, Institutional Class and Premier Class. On July 1, 2003, the International Select Equity Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of their financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). Each Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, each Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by each Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by each Fund. When entering into a closing transaction, each Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit each Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, each Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the European Equity Fund had a net tax basis capital loss carryforward of approximately $25,289,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($3,398,000), October 31, 2009 ($18,661,000), October 31, 2010 ($1,586,000) and October 31, 2011 ($1,644,000), the respective expiration dates, whichever occurs first.

At October 31, 2002, the International Select Equity Fund had a net tax basis capital loss carryforward of approximately $107,910,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2009 ($71,552,000) and October 31, 2010 ($36,358,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

At October 31, 2003, each Fund's components of distributable earnings (accumulated loss) on a tax-basis were as follows:

	European Equity Fund	International Select Equity Fund
Undistributed ordinary income	$ 346,467	$ 9,361,402
Undistributed net long-term capital gains	$ -	$ -
Capital loss carryforwards	$ (25,289,000)	$ (107,910,000)
Net unrealized appreciation (depreciation) on investments	$ 1,542,097	$ 108,327,842

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2003	2002
Scudder European Equity Fund
Distributions from ordinary income*	$ 425,310	$ -
Scudder International Select Equity Fund
Distributions from ordinary income*	$ 2,508,874	$ 549,633

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class A, Investment Class and Institutional Class shareholders of each Fund and for less than sixty days, a fee of 2% of the current net asset value of the shares being redeemed will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as each Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
European Equity Fund	$ 12,579,186	$ 19,084,111
International Select Equity Fund	$ 1,367,297,583	$ 960,646,245

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG.

Deutsche Asset Management, Inc. ("DeAM, Inc."), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the European Equity Fund and Deutsche Asset Management Investment Services Limited ("DeAMIS"), also an indirect wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the International Select Equity Fund and serves as subadvisor with respect to the investment and reinvestment of assets in the European Equity Fund. DeAM, Inc. is the Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreements the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. For the International Select Equity Fund, DeAM, Inc. determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. For the European Equity Fund, DeAM's, the Fund's sub-advisor, determines the securities, investments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The advisory fees payable under the Investment Advisory Agreements are equal to an annual rate of 0.70% of each Fund's average daily net assets, computed and accrued daily and payable monthly. For the European Equity Fund, the Advisor compensates DeAMIS out of the advisory fee it receives from the Fund.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administration Service Fee") of 0.30% of the average daily net assets of each Fund, computed and accrued daily and payable monthly. Effective October 1, 2003, the Administration Service Fee changed to 0.25% of the average daily net assets of the Premier Class of the International Select Equity Fund. For the year ended October 31, 2003, the Administration Fees were as follows:

Administrator Service Fee	Total Aggregated	Unpaid at October 31, 2003
European Equity Fund	$ 56,086	$ 4,903
International Select Equity Fund	$ 1,805,289	$ 125,678

For the year ended October 31, 2003, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses of each Fund to the extent necessary to maintain the annualized expenses of each class as follows:

	European Equity Fund (%)	International Select Equity Fund (%)
Class A	1.50	1.50
Class B	2.25	2.25
Class C	2.25	2.25
Institutional Class	1.25	1.25
Class R	-	1.75
Investment Class	1.50	1.50
Premier Class	-	0.90

Under these agreements, the Advisor waived and absorbed $123,968 and $332,466 of expenses of the European Equity Fund and International Select Equity Fund, respectively. In addition, the Advisor waived $28,685 and $5,164 relating to prior period shareholder servicing fees for the European Equity Fund and International Select Equity Fund, respectively.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares of each Fund and 0.25% of the average daily net assets of the Class R shares of International Select Equity Fund and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended October 31, 2003, the Distribution Fees were as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
European Equity Fund
Class A	$ 419	$ 175
Class B	1,466	84
Class C	2,692	199
	$ 4,577	$ 458
International Select Equity Fund
Class A	$ 757,289	$ 69,990
Class B	10,892	1,922
Class C	15,588	2,851
Class R	9	9
	$ 783,778	$ 74,772

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Shareholder Servicing Fees were as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
European Equity Fund
Class B	$ 489	$ 103.25%
Class C	897	406.25%
Investment Class	14,502	14,317.20%
	$ 15,888	$ 14,826
International Select Equity Fund
Class B	$ 3,631	$ 655.25%
Class C	5,197	980.25%
Investment Class	66,669	16,164.25%
Class R	9	9.25%
	$ 75,506	$ 17,808

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares of European Equity and International Select Equity Fund for the year ended October 31, 2003 aggregated $394 and $14,862, respectively. There were no underwriting commissions paid in connection with the distribution of Class C shares of European Equity and International Select Equity Fund for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended October 31, 2003, the charges for Class A, B and C shares were as follows:

Total Aggregated
European Equity Fund
Class A	$ 2,612
Class B	712
Class C	271
$ 3,595
International Select Equity Fund
Class A	$ 9,118
Class B	1,183
Class C	3,512
$ 13,813

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

D. Forward Foreign Currency Commitments

As of October 31, 2003, the European Equity Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
SEK	79,000	EUR	8,726	1/29/2004	34
CHF	1,032,000	EUR	667,961	1/29/2004	46
USD	123,151	GBP	74,000	1/29/2004	1,592
USD	91,487	GBP	55,000	1/29/2004	1,227
USD	2,202,295	GBP	1,307,000	1/29/2004	935
USD	842,031	GBP	501,000	1/29/2004	2,513
EUR	7,000	USD	8,246	1/29/2004	129
CHF	3,555,000	USD	2,686,953	1/29/2004	18,888
EUR	605,000	USD	704,886	1/29/2004	3,323
EUR	1,030,000	USD	1,201,907	1/29/2004	7,512
					36,199

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	103,694	CHF	160,000	1/29/2004	(163)
EUR	88,117	CHF	136,000	1/29/2004	(112)
EUR	44,030	CHF	68,000	1/29/2004	(23)
EUR	2,073,177	CHF	3,191,200	1/29/2004	(9,041)
EUR	79,319	CHF	122,000	1/29/2004	(416)
USD	96,785	EUR	83,000	1/29/2004	(538)
USD	102,613	EUR	88,000	1/29/2004	(568)
USD	34,125	EUR	29,000	1/29/2004	(497)
USD	2,462,265	EUR	2,098,000	1/29/2004	(29,410)
USD	111,547	EUR	95,000	1/29/2004	(1,384)
CHF	507,000	EUR	328,130	1/29/2004	(7)
USD	447,648	EUR	384,000	1/29/2004	(2,359)
CHF	1,018,000	EUR	658,750	1/29/2004	(128)
USD	833,219	GBP	493,000	1/29/2004	(2,162)
USD	11,848	GBP	7,000	1/29/2004	(47)
USD	333,626	NOK	2,358,000	1/29/2004	(1,557)
USD	389,871	SEK	3,027,000	1/29/2004	(3,442)
EUR	36,183	SEK	328,000	1/29/2004	(85)
GBP	798,000	USD	1,342,156	1/29/2004	(3,045)
GBP	99,000	USD	166,607	1/29/2004	(279)
EUR	656,000	USD	760,140	1/29/2004	(562)
GBP	5,000	USD	8,400	1/29/2004	(29)
					(55,854)

E. Line of Credit

Each Fund and several other affiliated funds (the "Participants") shared in a $50 million revolving credit facility administered by Bank of Nova Scotia for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 1.0 percent.

Effective April 11, 2003, the Funds entered into a new revolving credit facility with J.P. Morgan Chase Bank that provides $1.25 billion of credit coverage. The new revolving credit facility covers the Funds advised or administered by DeAM, Inc. or its affiliates. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

F. Share Transactions

European Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	44,252	$ 288,085	154,982	$ 1,173,113
Class B	24,056	152,666	16,075	121,406
Class C	13,026	85,543	43,683	340,880
Investment Class	98,343	1,515,070	1,232,707	23,844,467
Institutional Class	16,775	305,864	703,896	14,504,153
		$ 2,347,228		$ 39,984,019
Shares issued to shareholders in reinvestment of distributions
Class A	310	$ 2,016	-	-
Class B	342	2,154	-	-
Class C	694	4,385	-	-
Investment Class	9,227	150,306	-	-
Institutional Class	13,997	240,057	-	-
		$ 398,918		-
Shares redeemed
Class A	(33,856)	$ (230,769)	(176,467)	$ (1,322,212)
Class B	(17,392)	(115,704)	(3,736)	(23,330)
Class C	(10,468)	(68,498)	(4,962)	(36,504)
Investment Class	(329,058)	(5,656,766)	(1,392,608)	(27,074,103)
Institutional Class	(179,791)	(3,316,864)	(1,118,766)	(22,105,229)
		$ (9,388,601)		$ (50,561,378)
Redemption fees	-	$ 5,313	-	-
Net increase (decrease)
Class A	10,706	$ 62,664	(21,485)	$ (149,099)
Class B	7,006	39,116	12,339	98,076
Class C	3,252	21,430	38,721	304,376
Investment Class	(221,488)	(3,991,082)	(159,901)	(3,229,636)
Institutional Class	(149,019)	(2,769,270)	(414,870)	(7,601,076)
		$ (6,637,142)		$ (10,577,359)

International Select Equity Fund

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	70,454,797	$ 544,560,815	271,895	$ 2,253,046
Class B	375,638	2,893,730	32,074	252,911
Class C	562,788	4,296,230	364,069	2,816,419
Investment Class	2,141,141	26,391,528	3,068,969	44,989,312
Class R	729	10,000	-	-
Institutional Class	9,671,201	128,786,993	7,474,403	109,597,693
Premier Class	16,121,811	217,949,009	2,338	208,991
		$ 924,888,305		$ 160,118,372
Shares issued to shareholders in reinvestment of distributions
Class A	111,281	$ 831,291	-	$ -
Investment Class	2,517	32,643	-	-
Institutional Class	23,240	305,603	2,842	43,447
Premier Class	98,344	1,282,409	32,873	499,006
		$ 2,451,946		$ 542,453
Shares redeemed
Class A	(30,984,540)	$ (238,504,400)	(225,868)	$ (1,930,511)
Class B	(30,820)	(243,772)	(4,491)	(36,907)
Class C	(106,202)	(800,957)	(290,433)	(2,262,886)
Investment Class	(548,434)	(7,251,590)	(2,779,471)	(41,396,259)
Institutional Class	(8,933,915)	(120,350,527)	(6,878,539)	(101,226,881)
Premier Class	(11,556,554)	(163,018,150)	(739)	(11,960)
		$ (530,169,396)		$ (146,865,404)
Redemption fees	-	$ 21,221	-	-
Net increase (decrease)
Class A	39,581,538	$ 306,888,851	46,027	$ 322,535
Class B	344,818	2,649,958	27,583	216,004
Class C	456,586	3,495,273	73,636	553,533
Investment Class	1,595,224	19,185,980	289,498	3,593,053
Class R	729	10,000	-	-
Institutional Class	760,526	8,748,746	598,706	8,414,259
Premier Class	4,663,601	56,213,268	34,472	696,037
		$ 397,192,076		$ 13,795,421

Report of Independent Auditors

To the Board of Trustees of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) and Shareholders of European Equity Fund and International Select Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of European Equity Fund and International Select Equity Fund (the "Funds") at October 31, 2003, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 30, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

During the year ended October 31, 2003, the Funds earned income from foreign sources and paid foreign taxes. Pursuant to section 853 of the Internal Revenue Code, each Fund's designations were as follows:

Fund	Foreign Income	Per Share	Foreign Tax Withheld	Per Share
European Equity Fund	$ 384,339	$ .41	$ 70,343	$ .08
International Select Equity Fund	$ 10,481,764	$ .17	$ 1,954,657	$ .04

For federal income tax purposes, the European Equity Fund and International Select Equity Fund designates $500,000 and $10,300,000, respectively, or the maximum amount allowable under tax law, as qualified dividend income.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 1993	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 1993	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 2002	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Trustee.
Brenda Lyons[5] 2/21/63 President, 2003-present	Managing Director, Deutsche Asset Management
Daniel O. Hirsch 3/27/54 Vice President since 2001 and Secretary since 1999	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder MG Investments Trust of which these funds are a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

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For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder European Equity Fund	Scudder International Select Equity Fund
Class A	Nasdaq Symbol	DBEAX	DBISX
	CUSIP Number	81116P 881	81116P 402
	Fund Number	470	499
Class B	Nasdaq Symbol	DBEBX	DBIBX
	CUSIP Number	81116P 873	81116P 501
	Fund Number	670	699
Class C	Nasdaq Symbol	DBECX	DBICX
	CUSIP Number	81116P 865	81116P 600
	Fund Number	770	799
Class R	Nasdaq Symbol	N/A	DBITX
	CUSIP Number	N/A	81116P-576
	Fund Number	N/A	1501
Institutional Class	Nasdaq Symbol	MEUEX	MGINX
	CUSIP Number	81116P 709	81116P 105
	Fund Number	570	559
Investment Class	Nasdaq Symbol	MEUVX	MGIVX
	CUSIP Number	81116P 808	81116P 204
	Fund Number	890	899
Premier Class	Nasdaq Symbol	N/A	MGIPX
	CUSIP Number	N/A	81116P 303
	Fund Number	N/A	599

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder MG Investments Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder International Select Equity Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder International Select Equity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder European Equity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder European Equity Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               December 22, 2003
                                    ---------------------------------